UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2013
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective May 9, 2013, Dennis M. Steen retired as Senior Vice President-Chief Financial Officer of Camden Property Trust (the "Company"). Mr. Steen will remain with the Company through July 1, 2013 to facilitate the transition. In connection with his retirement, the Company and Mr. Steen entered into a Separation Agreement and General Release, dated as of May 9, 2013. A copy of such agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)    Effective May 9, 2013, Alexander J. Jessett was appointed as Senior Vice President-Finance, Chief Financial Officer and Treasurer of the Company. Mr. Jessett served as the Senior Vice President-Finance and Treasurer of the Company from December 2009 to the current time, and as Vice President-Finance and Treasurer of the Company from March 2004 to December 2009. Mr. Jessett is 39 years old.

The Company and Mr. Jessett have entered into an employment agreement and an indemnification agreement in substantially the forms described in Exhibits 99.2 and 99.3 hereto, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
A copy of the press release announcing Mr. Steen's retirement and Mr. Jessett's appointment as the Company's Chief Financial Officer is attached hereto as Exhibit 99.4.
Such information is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits
(c)    Exhibits
The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit

Number	Title

99.1	Separation Agreement and General Release, dated as of May 9, 2013, between Camden Property Trust and Dennis M. Steen

99.2
Form of Employment Agreement between Camden Property Trust and certain senior executive officers (filed as Exhibit 10.13 to the Annual Report on Form 10-K of Camden Property Trust for the year ended December 31, 1996 and incorporated herein by reference (File No. 1-12110)).

99.3
Form of Indemnification Agreement between Camden Property Trust and certain of its trust managers and executive officers (filed as an exhibit to the Registration Statement on Form S-11 of Camden Property Trust filed on July 9, 1993 (Registration No. 33-63588)).

99.4	Press Release, dated May 9, 2013

4